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                                                                    Exhibit 32.1





                      TWEETER HOME ENTERTAINMENT GROUP INC.


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey S. Stone, President and Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2003 and results of operations of the Company for the three and nine months ended June 30, 2003.





                                          /s/ Jeffrey S. Stone
                                          ------------------------
                                          Jeffrey S. Stone, President and Chief
                                          Executive Officer


                                          August 14, 2003




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